Post Balance Sheet Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
25.	Post Balance Sheet Events

On January 15, 2015, the Wholesale Acquisition Cost (“WAC”) for Bloxiverz® was increased to $98.75 per vial from $35.80 subsequent to the approval by the FDA of APP’s NDA for neostigmine methylsulfate product. The price increase is effective on contract prices with hospitals and GPOs 30 days after announcement of the increased WAC. Due to arrangements in place with wholesalers, wholesalers will receive a chargeback in the amount of $19.0 million for units sold by the wholesalers for the period from January 16 to February 15, 2015, which will be recognized as a reduction in revenue for the three-month period ended March 31, 2015.